UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

______________________________________________

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois 60606-2807
(Address of principal executive offices) (Zip code)

Keith Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

SMA Relationship Trust

Annual Report | December 31, 2019

Includes:

• Series G

• Series M

• Series T

SMA Relationship Trust—Series G

February 14, 2020

Dear shareholder,

We present you with the annual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2019.

Portfolio performance

For the 12 months ended December 31, 2019, the Fund returned 23.10%. During the same period, its benchmark, the MSCI World ex-USA Index (net) (the "Index"), returned 22.49%.

The Fund posted a positive return during the reporting period and outperformed its benchmark. This was partially driven by strong stock selection in the energy, consumer staples and real estate sectors.

The Fund used derivatives for the purpose of hedging currencies, but they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. These derivatives, in aggregate, performed as expected during the reporting period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 5.)

Market overview

In a marked contrast to the end of 2018, market sentiment was noticeably upbeat as 2019 drew to a close. Several widely followed equity market barometers set new record levels over the year after long-awaited positive news on trade negotiations between the US and China, in particular. The MSCI World Index gained 27.67% in 2019, with all sectors positing positive returns. The information technology sector led the pack, followed by industrials and communication services. From a regional perspective, the US generated the strongest return, while emerging market and European equities lagged slightly behind.

Within markets, one of the key trends during the year was the strong performance of growth stocks versus their value counterparts. Value has performed poorly as a style since the financial crisis, and this trend continued in 2019, influenced by the robust gains from technology companies against the high weighting of cyclical stocks in the value sectors.

It is also worth noting that equity markets tend to be lead indicators, and typically move nine to 12 months ahead of economic statistics. The strong performance in risk assets, such as equities, was partially in response to the stimulus given by central banks. For example, the US Federal Reserve Board (Fed) cut rates three times in 2019 to respond to the slowdown in growth and undershooting of its inflation target.

Portfolio commentary

What worked:

•  The Fund's holdings in the consumer staples sector was the largest contributor to performance during the reporting period. Within the sector, the Fund's overweight positions in British American Tobacco (UK), Tesco (UK) and WH Group (Hong Kong) added the most value. We eliminated our position in Tesco (UK) during the reporting period.

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Scott Wilkin
Joe Elegante
UBS Asset Management
(Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annual

SMA Relationship Trust—Series G

•  In the real estate sector, Katitas (Japan) contributed the most to the results. Shares of this Japanese real estate developer gained over 50% in 2019, as the company is one of the greatest beneficiaries of the growing renovation market. We eliminated our position in Katitas during the reporting period.

•  On a relative basis, the positive contribution from the energy sector came mainly from our positions in Euronav (Belgium), Equinox (Norway) and not owning Royal Dutch Shell (UK). Euronav shares saw significant pick up in 2019 and its fourth quarter 2019 performance was particularly strong amid positive market momentum.

What didn't work:

•  The Fund's performance in the utilities sector was significantly weighed down by our holding in Centrica. Its share price experienced several sharp declines over the year, triggered by the company slashing its dividend, the exit of its Chief Executive Officer and a challenging trading environment. As our investment thesis for the stock was violated we eliminated the position from the portfolio. We eliminated our position during the reporting period.

•  The Fund also had a number of detractors within the health care sector, including Alcon, Otsuka, LivaNova and Sanofi. The sector's weakness came as investors worried that potential changes to US policy, such as universal health coverage, were gaining support. This, in turn, could hinder corporate profits for companies in the sector. We eliminated the Fund's positions in Sanofi and Otsuka during the reporting period.

•  Within the consumer discretionary sector, an overweight position in Continental (Germany), along with not owning LVMH and a position in Toyota, dragging the most on relative performance. We eliminated our position in Toyota during the reporting period.

Outlook

The slowdown in growth in 2019 has caused concerns that the US economy might contract. In fact, data suggests that the economy is responding positively to the easing in US-China trade tensions and lower US interest rates. Against this backdrop, the world economy looks set to pick up the pace in 2020

We expect to see acceleration in growth for most emerging markets in 2020 and believe government measures will play a key role in supporting this. In China, the combination of reduced tariff uncertainty and stable policy support could help growth to stay above the symbolic 6% level and encourage a more optimistic outlook.

We find global equities to be attractive at current valuations, but we believe that the path is likely to be bumpy. We currently see value in the communication services, health care and in certain segments of the information technology sector. Conversely, we are underweight more defensive sectors, such as utilities, real estate and industrials, which we believe are currently trading above fair value. In terms of regions, we are still finding attractive valuations in Japan and some areas in Continental Europe. The portfolio is focused on bottom-up stock ideas with a long-term fundamental value approach. We continue to search for fundamentally mispriced securities, and remain ready to take advantage of opportunities presented by price/value dislocations caused by short term sentiment. We believe the portfolio is well positioned to face any reasonably foreseeable market environment.

SMA Relationship Trust—Series G

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series G Executive Director UBS Asset Management (Americas) Inc.	Scott Wilkin Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

Joe Elegante Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/19	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series G	23.10%	5.61%	2.77%
MSCI World ex USA Index (net)[2]	22.49	5.42	4.31

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series G versus the MSCI World ex USA Index (net) from May 6, 2011, which is the Fund inception date, through December 31, 2019.

SMA Relationship Trust—Series G

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
AIA Group Ltd.	3.1%
Sony Corp.	3.1
GlaxoSmithKline PLC	2.6
KBC Group N.V.	2.4
British American Tobacco PLC	2.4
Sage Group PLC/The	2.2
ORIX Corp.	2.2
Nippon Telegraph & Telephone Corp.	2.1
Shin-Etsu Chemical Co. Ltd.	2.1
Banco Bilbao Vizcaya Argentaria SA	2.0
Total	24.2%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	26.6%
United Kingdom	15.6
Germany	7.7
Switzerland	6.5
Netherlands	4.2
Total	60.6%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Industry diversification—December 31, 2019 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	1.1%
Airlines	1.0
Auto components	2.0
Automobiles	1.2
Banks	8.3
Biotechnology	3.6
Chemicals	3.3
Commercial services & supplies	1.3
Diversified financial services	4.0
Diversified telecommunication services	3.6
Electronic equipment, instruments & components	2.2
Energy equipment & services	0.9
Entertainment	3.2
Food & staples retailing	1.9
Food products	3.0
Health care equipment & supplies	2.5
Household durables	3.1
Insurance	8.6
Machinery	2.9
Metals & mining	1.7
Multiline retail	0.9
Oil, gas & consumable fuels	5.2
Common stocks—(concluded)	Percentage of net assets
Paper & forest products	1.4%
Personal products	2.7
Pharmaceuticals	6.5
Professional services	0.8
Road & rail	1.2
Semiconductors & semiconductor equipment	2.9
Software	4.2
Textiles, apparel & luxury goods	2.1
Tobacco	3.2
Trading companies & distributors	3.6
Wireless telecommunication services	1.0
Total common stocks	95.1%
Preferred stocks	1.3
Exchange traded funds	0.4
Short-term investments	0.9
Investment of cash collateral from securities loaned	2.1
Total investments	99.8%
Other assets in excess of liabilities	0.2
Net assets	100.0%

1  Figures represent the breakdown of direct investments of SMA Relationship Trust—Series G. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2019

	Number of shares	Value
Common stocks—95.1%
Austria—1.9%
Erste Group Bank AG*	75,204	$2,830,998
Belgium—4.0%
Euronav N.V.	72,224	889,530
Galapagos N.V.*,1	7,340	1,535,506
KBC Group N.V.	49,141	3,696,445
		6,121,481
Canada—4.1%
Canadian Natural Resources Ltd.[1]	52,525	1,698,857
Dollarama, Inc.	42,013	1,443,949
Husky Energy, Inc.	173,739	1,394,140
Toronto-Dominion Bank/The	30,702	1,721,941
		6,258,887
Denmark—2.7%
Genmab A/S*	10,125	2,251,655
H Lundbeck A/S	49,590	1,893,723
		4,145,378
Finland—2.0%
Sampo Oyj, Class A	68,418	2,986,127
France—2.5%
Thales SA	16,723	1,735,507
Ubisoft Entertainment SA*	29,412	2,031,613
		3,767,120
Germany—6.4%
Continental AG	11,358	1,468,443
Daimler AG (Registered)	33,675	1,864,865
Infineon Technologies AG	69,051	1,573,101
LANXESS AG	27,460	1,842,568
SAP SE	22,192	2,995,098
		9,744,075
Hong Kong—4.1%
AIA Group Ltd.	461,600	4,845,665
WH Group Ltd.[2]	1,440,500	1,488,139
		6,333,804
Ireland—1.0%
Ryanair Holdings PLC, ADR*	17,490	1,532,299
Italy—4.0%
Banca Mediolanum SpA	287,132	2,851,983
Infrastrutture Wireless Italiane SpA[2]	243,748	2,386,888
Prada SpA	211,500	873,978
		6,112,849
Japan—26.6%
Inpex Corp.	150,100	1,570,003
ITOCHU Corp.	121,700	2,838,789
Kao Corp.	22,500	1,868,874
Keyence Corp.	3,100	1,098,145
Kissei Pharmaceutical Co. Ltd.	39,000	1,119,875
MINEBEA MITSUMI, Inc.	118,300	2,479,123
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nabtesco Corp.	64,600	$1,941,181
Nintendo Co. Ltd.	6,900	2,792,260
Nippon Telegraph & Telephone Corp.	125,400	3,181,886
ORIX Corp.	198,400	3,306,819
Shin-Etsu Chemical Co. Ltd.	28,500	3,163,315
SoftBank Group Corp.	36,200	1,584,531
Sony Corp.	68,700	4,679,478
Sumitomo Electric Industries Ltd.	100,100	1,521,929
Takeda Pharmaceutical Co. Ltd.	71,300	2,842,682
TechnoPro Holdings, Inc.	17,700	1,246,192
Tokyo Electron Ltd.	6,800	1,497,308
West Japan Railway Co.	21,800	1,894,195
		40,626,585
Luxembourg—0.9%
Tenaris SA	124,814	1,407,039
Netherlands—4.2%
ASR Nederland N.V.	60,464	2,262,557
Koninklijke Ahold Delhaize N.V.	116,104	2,903,564
NXP Semiconductors N.V.	10,469	1,332,285
		6,498,406
Norway—2.1%
Equinor ASA	119,190	2,382,632
Mowi ASA	29,858	776,098
		3,158,730
South Africa—1.7%
Anglo American PLC	88,973	2,560,959
Spain—3.1%
Banco Bilbao Vizcaya Argentaria SA	549,665	3,072,315
Grifols SA, ADR	71,200	1,658,248
		4,730,563
Sweden—0.7%
Swedish Match AB	22,170	1,142,780
Switzerland—6.5%
Alcon, Inc.*	40,512	2,293,922
Cie Financiere Richemont SA (Registered)	30,121	2,367,228
Nestle SA (Registered)	21,030	2,276,838
Zurich Insurance Group AG	7,448	3,056,004
		9,993,992
United Kingdom—15.6%
Ashtead Group PLC	84,710	2,708,673
Babcock International Group PLC	230,312	1,920,118
Barclays PLC	579,094	1,377,961
British American Tobacco PLC	85,961	3,679,513
GlaxoSmithKline PLC	170,187	4,010,394
Mondi PLC	92,042	2,161,011
Sage Group PLC/The	344,595	3,418,814
Spectris PLC	59,883	2,305,068
Unilever N.V.	38,600	2,218,137
		23,799,689

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2019

	Number of shares	Value
Common stocks—(concluded)
United States—1.0%
LivaNova PLC*	20,400	$1,538,772
Total common stocks (cost—$127,135,064)		145,290,533
Preferred stocks—1.3%
Germany—1.3%
Henkel AG & Co. KGaA (cost—$2,006,142)	19,562	2,023,116
Exchange traded funds—0.4%
iShares MSCI Canada ETF[1]	940	28,097
iShares MSCI EAFE ETF	7,800	541,632
Total exchange traded funds (cost—$542,758)		569,729
	Number of shares	Value
Short-term investments—0.9%
Investment companies—0.9%
State Street Institutional U.S. Government Money Market Fund (cost—$1,420,974)	1,420,974	$1,420,974
Investment of cash collateral from securities loaned—2.1%
Money market funds—2.1%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$3,256,020)	3,256,020	3,256,020
Total investments (cost—$134,360,958)—99.8%		152,560,372
Other assets in excess of liabilities—0.2%		316,022
Net assets—100.0%		$152,876,394

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 34.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CIBC	SEK	14,848,034	NOK	14,160,000	01/16/20	$26,696
GSI	JPY	562,600,000	USD	5,172,763	01/16/20	(7,797)
HSBC	HKD	42,360,000	USD	5,407,766	01/16/20	(27,414)
JPMCB	JPY	103,800,000	USD	957,685	01/16/20	1,869
MSCI	USD	1,391,589	BRL	5,870,000	01/16/20	66,987
MSCI	USD	2,570,096	COP	8,817,638,000	01/16/20	110,901
SSC	USD	3,443,682	AUD	5,070,000	01/16/20	115,382
SSC	USD	506,565	CAD	670,000	01/16/20	9,439
SSC	USD	1,387,567	CAD	1,840,000	01/16/20	29,518
SSC	USD	2,291,565	EUR	2,060,000	01/16/20	21,006
SSC	USD	631,218	ILS	2,180,000	01/16/20	442
SSC	USD	516,521	JPY	56,400,000	01/16/20	2,824
SSC	USD	2,855,445	MXN	56,010,000	01/16/20	101,390
SSC	USD	1,161,786	NOK	10,650,000	01/16/20	51,374
SSC	USD	6,179,579	SEK	59,100,000	01/16/20	134,389
SSC	USD	1,457,123	SGD	1,990,000	01/16/20	22,599
SSC	DKK	7,900,000	USD	1,168,762	01/16/20	(18,152)
SSC	DKK	2,960,000	USD	441,443	01/16/20	(3,275)
SSC	EUR	3,635,000	USD	4,016,023	01/16/20	(64,654)
SSC	EUR	680,000	USD	757,584	01/16/20	(5,789)
SSC	GBP	1,790,000	USD	2,306,643	01/16/20	(65,281)
SSC	GBP	265,000	USD	349,791	01/16/20	(1,359)
SSC	SEK	4,880,000	USD	520,159	01/16/20	(1,198)
Net unrealized appreciation (depreciation)						$499,897

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$145,290,533	$—	$—	$145,290,533
Preferred stocks	2,023,116	—	—	2,023,116
Exchange traded funds	569,729	—	—	569,729
Short-term investments	—	1,420,974	—	1,420,974
Investment of cash collateral from securities loaned	—	3,256,020	—	3,256,020
Forward foreign currency contracts	—	694,816	—	694,816
Total	$147,883,378	$5,371,810	$—	$153,255,188
Liabilities
Forward foreign currency contracts	$—	$(194,919)	$—	$(194,919)

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,875,027, represented 2.5% of the Fund's net assets at period end.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

February 14, 2020

Dear shareholder,

We present you with the annual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2019.

Portfolio performance

For the 12 months ended December 31, 2019, the Fund returned 7.66%, compared to a 7.54% return for its benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index returned 7.10% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period and outperformed its benchmark. This was due primarily to yield curve positioning and security selection. For more on the Fund's performance, see "Performance at a glance" on page 15.

Market overview

Despite concerns that trade conflicts, Brexit uncertainties and other issues could lead to an economic contraction, the global economy continued to expand during the reporting period, albeit at a modest pace. In the US, the US Commerce Department reported that gross domestic product ("GDP") grew at a 3.1% seasonally adjusted annualized rate during the first quarter of 2019. GDP growth was then 2.0% and 2.1% during the second and third quarters of 2019, respectively. Finally, the US Commerce Department's initial estimate for fourth quarter GDP growth in the US, released after the reporting period ended, was 2.1%.

The US Federal Reserve Board (the "Fed") proactively addressed moderating growth with a "dovish pivot" in January 2019. In particular, after raising interest rates four times in 2018, the Fed indicated it would pause from additional rate hikes. After analyzing incoming economic data for several months, the Fed pulled the trigger and lowered the federal funds rate at its meetings in July, September and October 2019. In its final meeting of the year in December 2019, the Fed indicated a pause from further actions for the time being, saying, "...participants regarded the current stance of monetary policy as likely to remain appropriate for a time as long as incoming information about the economy remained broadly consistent with the economic outlook".

The US fixed income market generated strong results in 2019. Both short-term and long-term US Treasury yields declined (bond yields and prices move in the opposite direction). For the 12 month reporting period as a whole, the yield on the US 10-year Treasury fell from 2.69% to 1.92%. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,1 returned 8.72% in 2019—its best calendar year gain since 2002. Meanwhile, the municipal ("muni") market, as measured by the Bloomberg Barclays Municipal Bond Index, gained 7.54% over the same period.

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:

Portfolio Management
Team, including
Elbridge T. Gerry, III
UBS Asset Management (Americas) Inc.
Kevin McIntyre
UBS Asset Management (Americas) Inc.
Ryan Nugent
UBS Asset Management (Americas) Inc.
Charles Grande
UBS Asset Management (Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series M

Portfolio commentary

What worked:

•  Yield curve positioning contributed to performance. In particular, an underweight to the three and five year portions of the curve, along with overweights to the seven, ten, 15 and 20 year portions of the curve, were beneficial for relative performance. (The yield curve plots interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Security selection, overall, was beneficial for results, as was an overweight to the special tax sector. A special tax bond is a type of municipal bond that is repaid with revenues derived from taxation of a particular activity or asset. These bonds are repaid with either excise taxes or special assessment taxes.

What didn't work:

•  Having an underweight allocation to the long end of the municipal yield curve (22+ years) detracted from relative performance as that portion of the yield curve outperformed the benchmark.

•  An underweight to municipal securities rated BBB was negative for returns.

•  Positioning in a number of sectors detracted from performance. In particular, underweights to the industrial development, pollution control revenue and hospital sectors were drags on results.

Outlook

Municipal bonds ended 2019 on a strong note. Looking ahead, we anticipate this positive performance to continue in 2020, as the specter of volatility in other markets may make municipal bonds a comparatively attractive option. Stubbornly low inflation data will likely encourage the Fed to maintain its accommodative tact, and much uncertainty remains from a political perspective in the US, with the Presidential election looming on the horizon. In addition, the likelihood of yet another round of tax reform remains remote, and municipals have historically behaved as a flight to safety asset class should unforeseen geopolitical events continue to develop.

The Fund's portfolio positioning continues to be mostly driven by longer-term, strategic perspectives, as well as by dynamic yield curve selection and total return analysis. We are maintaining our strategic, long-term duration posture, and expect to continue to avoid major directional rate gambits. We continue to look to the yield curve, seeking to take advantage of its inefficiencies. In particular, we overweight and underweight different areas of the curve in an attempt to drive performance and yield.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.	Elbridge T. Gerry, III Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/19	1 year	5 years	10 years
SMA Relationship Trust—Series M	7.66%	3.69%	4.38%
Bloomberg Barclays Municipal Bond Index[1]	7.54	3.53	4.34
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[2]	7.10	3.23	3.87

1  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index over 10 years through December 31, 2019.

SMA Relationship Trust—Series M

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics—December 31, 2019 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Municipal bonds
California	6.4%
Connecticut	2.6
Florida	12.4
Georgia	1.3
Illinois	4.8
Louisiana	0.9
Maryland	4.7
Massachusetts	7.6
Michigan	0.8
Minnesota	1.0
Mississippi	1.8
Missouri	0.1
New Jersey	4.0
New York	28.1
Ohio	2.5
Pennsylvania	6.5
Rhode Island	0.1
South Carolina	1.7
Texas	7.9
Utah	0.5
Washington	3.1
Wisconsin	0.7
Total municipal bonds	99.5%
Other assets in excess of liabilities	0.5
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2019

	Face amount	Value
Municipal bonds—99.5%
California—6.4%
California State Kindergarten, GO Bonds, Series A-1, 1.370%, due 05/01/34[1]	$300,000	$300,000
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 09/01/32	3,625,000	4,207,211
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/29	1,400,000	1,572,256
Series A, 5.000%, due 06/01/32	2,200,000	2,588,146
Series A, 5.000%, due 06/01/33	1,200,000	1,407,012
State of California, Various Purpose, GO Bonds 5.000%, due 09/01/28	5,000,000	6,167,050
		16,241,675
Connecticut—2.6%
State of Connecticut, GO Bonds, Series B, 5.000%, due 04/15/25	1,535,000	1,815,322
Series B, 5.000%, due 05/15/26	2,700,000	3,266,298
Series D, 5.000%, due 08/15/26	1,165,000	1,417,036
		6,498,656
Florida—12.4%
City of Gainesville, Florida Utilities System Revenue Bonds, Series A, 5.000%, due 10/01/26	1,500,000	1,853,295
Miami-Dade County, Subordinate Special Obligation Refunding Revenue Bonds 5.000%, due 10/01/35	4,530,000	5,390,745
Pinellas County Health Facilities Authority, Baycare Health Systems Revenue Bonds, Series A-1, 1.680%, due 11/01/38[1]	800,000	800,000
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	3,000,000	3,431,460
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM 5.000%, due 10/01/26	2,500,000	2,973,950
The School Board of Broward County, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,725,470
Series B, 5.000%, due 07/01/29	4,000,000	5,158,360
	Face amount	Value
Municipal bonds—(continued)
Florida—(concluded)
Series B, 5.000%, due 07/01/30	$2,000,000	$2,352,900
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,627,680
Series B, 5.000%, due 05/01/26	1,900,000	2,242,038
		31,555,898
Georgia—1.3%
State of Georgia, GO Bonds, Series A, 5.000%, due 07/01/30	2,550,000	3,261,781
Illinois—4.8%
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	2,500,000	2,575,275
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,308,523
Series A, 5.000%, due 12/01/32	2,175,000	2,546,229
Illinois State Toll Highway Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	2,805,000	3,533,374
State of Illinois, GO Bonds, Series A, 5.000%, due 11/01/23	2,000,000	2,205,600
		12,169,001
Louisiana—0.9%
City of New Orleans, GO Bonds, AGC-ICC, FGIC 5.500%, due 12/01/21	2,060,000	2,183,847
Maryland—4.7%
County of Prince George's MD, GO Bonds, Series A, 5.000%, due 07/15/30	4,000,000	5,213,480
Montgomery County, Consolidated Public (Improvement Bond), GO Bonds, Series E, 1.650%, due 11/01/37[1]	4,000,000	4,000,000
State of Maryland, GO Bonds, Series A, 5.000%, due 08/01/30	2,000,000	2,608,680
		11,822,160
Massachusetts—7.6%
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,749,380
Series A, 5.000%, due 03/01/35	1,815,000	2,071,641

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2019

	Face amount	Value
Municipal bonds—(continued)
Massachusetts—(concluded)
Series A, 5.000%, due 01/01/40	$2,700,000	$3,278,043
Series B, 5.000%, due 07/01/36	1,435,000	1,792,401
Series C, 5.000%, due 05/01/40	3,000,000	3,727,380
The Commonwealth of Massachusetts, GO Bonds, Series E, 5.000%, due 11/01/27	4,505,000	5,726,666
		19,345,511
Michigan—0.8%
Michigan State Hospital Finance Authority Revenue Refunding-Trinity Health Credit Group, Series A, 5.000%, due 12/01/25	1,615,000	1,948,950
Minnesota—1.0%
Rochester Minnesota Health Care Facilities Revenue Bonds, Series A, 1.620%, due 11/15/38[1]	115,000	115,000
State of Minnesota, GO Bonds, Series A, 5.000%, due 08/01/36	1,945,000	2,486,644
		2,601,644
Mississippi—1.8%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development (Chevron USA, Inc. Project), Revenue Bonds, Series B, 1.600%, due 12/01/30[1]	1,000,000	1,000,000
Series I, 1.600%, due 11/01/35[1]	1,400,000	1,400,000
Series L, 1.600%, due 11/01/35[1]	2,100,000	2,100,000
		4,500,000
Missouri—0.1%
St. Charles County, Public Water District No. 2, COP, Series A, 1.520%, due 12/01/36[1]	275,000	275,000
New Jersey—4.0%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	4,048,345
Series G, 5.000%, due 01/01/35	2,095,000	2,575,279
State of New Jersey, GO Bonds 5.000%, due 06/01/21	3,300,000	3,474,438
		10,098,062
New York—28.1%
City of New York, GO Bonds, Series A-1, 5.000%, due 08/01/43	2,400,000	2,960,424
	Face amount	Value
Municipal bonds—(continued)
New York—(continued)
Series B-1, 5.000%, due 10/01/36	$1,950,000	$2,462,635
Series D-1, 5.000%, due 12/01/40	3,000,000	3,684,120
Series F-1, 5.000%, due 04/01/34	2,860,000	3,535,990
Series F-1, 5.000%, due 04/01/40	1,940,000	2,355,936
Metropolitan Transportation Authority Revenue Bonds, Series D-1, 5.000%, due 09/01/22	1,445,000	1,580,324
New York City Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series EE, 5.000%, due 06/15/40	3,000,000	3,654,660
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	2,000,000	2,448,220
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Revenue Bonds, Series A, 1.650%, due 06/15/32[1]	400,000	400,000
Series DD-2, 1.670%, due 06/15/43[1]	200,000	200,000
Series FF, 5.000%, due 06/15/39	2,195,000	2,694,889
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2012 Revenue Bonds 5.000%, due 06/15/36	2,760,000	3,167,404
Series DD, 5.000%, due 06/15/36	3,000,000	3,442,830
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A-2, 5.000%, due 08/01/38	3,000,000	3,632,160
Series A-2, 5.000%, due 08/01/39	1,445,000	1,745,574
Series C-2, 5.000%, due 05/01/35	8,260,000	10,180,863
New York City Transitional Finance Authority Revenue Bonds, Series S-1, 5.000%, due 07/15/31	1,050,000	1,224,332
New York State Dormitory Authority, State Personal Income Tax General Purpose, Revenue Bonds, Series A, 5.000%, due 03/15/40	2,500,000	3,058,850

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2019

	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York State Dormitory Authority, State Personal Taxable General Purpose, Special Tax, Series A, 5.000%, due 02/15/29[2]	$4,000,000	$4,495,000
New York State Dormitory Authority, State Sales Tax, Revenue Bonds, Series A, 5.000%, due 03/15/43	3,500,000	4,222,050
New York State Urban Development Corp., Sales Tax, Revenue Bonds, Series A, 5.000%, due 03/15/41	3,420,000	4,241,587
New York State Urban Development Corp., Special Tax 5.000%, due 03/15/34	3,000,000	3,435,210
New York State Urban Development Corp., State Personal Income Tax, Revenue Bonds, Series A, 5.000%, due 03/15/36	2,000,000	2,481,500
		71,304,558
Ohio—2.5%
State of Ohio, Common Schools Refunding, GO Bonds, Series B, 5.000%, due 09/15/27	5,000,000	6,321,600
Pennsylvania—6.5%
City of Philadelphia, GO Bonds 5.000%, due 08/01/24	2,000,000	2,328,420
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds 5.000%, due 06/01/22	3,000,000	3,250,530
Commonwealth of Pennsylvania, GO Bonds 5.000%, due 09/15/26	1,225,000	1,501,397
5.000%, due 07/15/27	2,020,000	2,513,748
5.000%, due 01/01/28	3,400,000	4,151,944
Pennsylvania Turnpike Commission Turnpike Revenue Bonds, Series A-2, 5.000%, due 12/01/36	2,220,000	2,740,479
		16,486,518
Rhode Island—0.1%
Rhode Island Industrial Facilities Corp., Marine Terminal Revenue 1.600%, due 02/01/25[1]	300,000	300,000
South Carolina—1.7%
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/24	2,000,000	2,335,160
	Face amount	Value
Municipal bonds—(concluded)
South Carolina—(concluded)
Series C, 4.000%, due 12/01/20[2]	$1,855,000	$1,903,620
		4,238,780
Texas—7.9%
City of Dallas, Waterworks and Sewer System Revenue Bonds, Series A, 5.000%, due 10/01/31	2,355,000	2,853,907
Grand Parkway Transportation Corp., Subordinate Tier Toll Revenue Bonds, Series A, 5.000%, due 10/01/34	1,805,000	2,233,597
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Methodist Hospital), Series C-1, 1.680%, due 12/01/24[1]	2,425,000	2,425,000
Series C-2, 1.680%, due 12/01/27[1]	500,000	500,000
Lower Colorado River Authority Refunding LCRA Transmission Services, Revenue Bonds 5.000%, due 05/15/31	1,000,000	1,260,810
State of Texas, Revenue Anticipation Notes 4.000%, due 08/27/20	7,180,000	7,314,051
University of Texas Permanent University, Funding System Revenue Bonds, Series A, 1.600%, due 07/01/38[1]	490,000	490,000
University of Texas Revenue Bonds, Series A, 5.000%, due 08/15/38	2,000,000	2,520,160
Series B, 1.600%, due 08/01/39[1]	500,000	500,000
		20,097,525
Utah—0.5%
Murray City Hospital Revenue (IHC Health Services, Inc.), Revenue Bonds, Series C, 1.620%, due 05/15/36[1]	1,290,000	1,290,000
Washington—3.1%
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,577,998
Washington State, GO Bonds, Series C, 5.000%, due 02/01/37	5,000,000	6,249,400
		7,827,398

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2019

	Face amount	Value
Municipal bonds—(concluded)
Wisconsin—0.7%
State of Wisconsin General Fund Annual Appropriation Revenue Bonds, Series B, 5.000%, due 05/01/31	$1,500,000	$1,803,780
Total municipal bonds (cost—$241,390,451)		252,172,344
Total investments (cost—$241,390,451)—99.5%		252,172,344
Other assets in excess of liabilities—0.5%		1,295,288
Net assets—100.0%		$253,467,632

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 34.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$252,172,344	$—	$252,172,344

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

SMA Relationship Trust—Series T

February 14, 2020

Dear shareholder,

We present you with the annual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2019.

Portfolio performance

During the 12 months ended December 31, 2019, the Fund returned 15.04% (net of fees). For comparison purposes, the Bloomberg Barclays US Corporate Index returned 14.54%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 25.)

The Fund used derivatives on a very limited basis, which and did not meaningfully impact the Fund's performance during the reporting period. The Fund utilized Treasury futures to adjust overall Fund duration during the period.

Market commentary

US investment-grade corporate bonds posted a positive total return during 2019, as their spreads tightened over the year, while US Treasury yields declined. The contribution from both declining US Treasury yields and tighter corporate spreads contributed to performance during the period. (Corporate spread is the difference in yield between a US Treasury bond and another debt security of the same maturity but different credit quality.)

After a challenging fourth quarter of 2018, which was characterized by rising Treasury yields and wider credit spreads as the Federal Reserve Board (Fed) continued on its rate hiking path, 2019 saw a reversal, with credit performance delivering strong returns for the full year. This turnaround was driven by a positive technical environment, which saw continued demand in the form of inflows for corporate credit and signs that corporate fundamentals remained on stable footing, as well as signals that the Fed was going to implement more accommodative monetary policy. The corporate index option-adjusted spread (OAS) finished 2018 at 153 basis points (i.e., 1.53%). In early 2019, spreads began to tighten and moved lower for most of the year. While corporate fundamentals, technicals and an accommodative Fed were each factors that benefited credit, concerns began to develop around global trade wars and slowing global growth. Spreads moved temporarily wider during the second quarter of 2019 as a result. However, in May, the Fed began signaling that rate cuts were increasingly likely over the second half of 2019. As a result, Treasury yields declined to the lowest levels since the US presidential election in November 2016, while corporate credit spreads moved tighter on the prospect of more accommodative monetary policy. The corporate OAS finished 2019 at 93 basis points (i.e., 0.93%), 60 basis points (i.e., 0.60%) tighter over the year.

As the Fed quickly pivoted from rate hikes at the end of 2018 to rate cuts during the second half of 2019, US Treasury yields declined significantly over the reporting period. The Fed had raised rates four times during 2018, bringing the Fed funds target range to 2.25-2.50% by the end of 2018. The Fed cut rates three times during the second half of 2019 at its July, September and October meetings, before remaining on hold at its December meeting. The Fed funds target range finished the year at 1.50%-1.75%. The 10-year US Treasury yield began the year at 2.68%. By the end of the year, 10-year US Treasury yields were at 1.92%, a decline of 77 basis points (i.e., 0.77%).

SMA Relationship Trust—
Series T

Investment objective:

Maximize total return, consisting of income and capital appreciation

Portfolio managers:

David Vignolo and Craig Ellinger
UBS Asset Management (Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

SMA Relationship Trust—Series T

Portfolio performance summary

What Worked:

•  Security selection: Security selection was the primary contributor to performance. Specifically, issue selection in the banking, consumer cyclical, consumer non-cyclical and technology sectors was additive for results.

•  Duration management: Duration management contributed to performance. We took a tactical approach to duration positioning, but generally favored long duration relative to the index, which was beneficial in a declining rate environment.

What Didn't Work:

•  Sector Allocation: Sector allocation, overall, detracted from relative performance. Notably, we favored underweight exposure to industrials in favor of financials and utilities. The underweight to industrials was a headwind for returns as their spreads tightened for most of the year.

Market outlook

We remain positive on US investment-grade credit, but are more cautious at current spread levels. Recent dovish actions by the Fed, the European Central Bank and other central banks have given a strong signal that global monetary policy will be increasingly accommodative. As yields globally have declined, and in many cases are negative, inflows into US investment-grade corporate credit have increased as one of the few quality alternatives that still has some yield. Steady growth, a Fed on hold, and cash inflows into the asset class should continue to support the credit market. However, there are three risk factors we are monitoring as we begin 2020 that could change our view. The first is if US economic growth slows unexpectedly, which would put pressure on corporate profitability. The second scenario is if European economic growth improves more than expected, pushing up European interest rates. This, in turn, could take from the positive cash flows that have come into US credit markets. Finally, US election uncertainty could put downward pressure on interest rates, which would most likely cause credit spreads to weaken. Overall, we expect more volatility in 2020, in particular from sectors like health care, pharmaceuticals and energy, as we move into an election year.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series T Executive Director UBS Asset Management (Americas) Inc.	David Vignolo Portfolio Manager SMA Relationship Trust—Series T Executive Director UBS Asset Management (Americas) Inc.

Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at (800) 647-1568.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/19	1 year	5 years	10 years
SMA Relationship Trust—Series T	15.04%	4.71%	5.65%
Bloomberg Barclays US Corporate Bond Index[1]	14.54	4.60	5.54

1  The Bloomberg Barclays US Corporate Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated investment grade, fixed-rate, taxable corporate bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series T versus the Bloomberg Barclays US Corporate Index over 10 years through December 31, 2019.

SMA Relationship Trust—Series T

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Verizon Communications, Inc., 4.862%, due 08/21/46	2.0%
Bank of America Corp., MTN, 4.450%, due 03/03/26	1.8
Southern Power Co., 4.150%, due 12/01/25	1.8
Morgan Stanley, 3.950%, due 04/23/27	1.8
Goldman Sachs Group, Inc./The, 3.850%, due 01/26/27	1.7
JPMorgan Chase & Co., 3.300%, due 04/01/26	1.7
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21	1.6
Time Warner Cable LLC, 7.300%, due 07/01/38	1.4
Citigroup, Inc., 4.450%, due 09/29/27	1.4
GE Capital International Funding Co. Unlimited Co., 3.373%, due 11/15/25	1.3
Total	16.5%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	81.5%
United Kingdom	5.4
Switzerland	2.9
Netherlands	2.7
Belgium	1.0
Total	93.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Industry diversification—December 31, 2019 (unaudited)1

Corporate bonds	Percentage of net assets
Aerospace & defense	0.8%
Agriculture	2.9
Airlines	0.8
Auto manufacturers	2.6
Banks	12.0
Beverages	1.0
Biotechnology	1.0
Building materials	0.5
Chemicals	2.5
Commercial banks	10.7
Commercial services	0.9
Computers	1.0
Diversified financial services	3.9
Electric	8.7
Food	0.8
Healthcare-products	0.1
Healthcare-services	1.5
Home builders	0.7
Insurance	3.8
Internet	1.4
IT services	1.4
Media	5.3
Corporate bonds—(concluded)	Percentage of net assets
Mining	0.4%
Oil & gas	3.4
Pharmaceuticals	8.5
Pipelines	4.4
Real estate investment trusts	1.3
Retail	1.4
Semiconductors	1.4
Software	1.7
Telecommunications	4.9
Transportation	1.5
Total corporate bonds	93.2%
Asset-backed securities	0.5
Mortgage-backed securities	0.9
U.S. treasury obligations	0.8
Short-term investments	2.7
Investment of cash collateral from securities loaned	1.4
Total investments	99.5%
Other assets in excess of liabilities	0.5
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2019

	Face amount	Value
Asset-backed securities—0.5%
United States—0.5%
Verizon Owner Trust, Series 2017-2A, Class C, 2.380%, due 12/20/21[1] (cost—$299,984)	$300,000	$300,362
Corporate bonds—93.2%
Belgium—1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	300,000	346,006
Anheuser-Busch InBev Worldwide, Inc. 4.750%, due 01/23/29	250,000	289,414
		635,420
Canada—0.7%
NOVA Chemicals Corp. 5.250%, due 08/01/23[1]	410,000	418,729
Germany—0.7%
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[2]	100,000	146,768
Volkswagen Group of America Finance LLC 4.625%, due 11/13/25[1]	250,000	276,511
		423,279
Italy—0.9%
Intesa Sanpaolo SpA 6.500%, due 02/24/21[1]	500,000	522,223
Mexico—0.6%
America Movil SAB de CV 3.125%, due 07/16/22	330,000	337,425
Netherlands—2.7%
ING Bank N.V. 5.000%, due 06/09/21[1]	500,000	521,824
NXP BV/NXP Funding LLC 5.550%, due 12/01/28[1]	500,000	583,684
Shell International Finance BV 3.750%, due 09/12/46	500,000	548,078
		1,653,586
Saudi Arabia—0.9%
Saudi Arabian Oil Co. 2.875%, due 04/16/24[1]	250,000	253,563
4.375%, due 04/16/49[1]	250,000	275,000
		528,563
Spain—0.8%
Banco Santander SA 3.125%, due 02/23/23	200,000	204,025
Telefonica Emisiones SA 5.520%, due 03/01/49	250,000	312,709
		516,734
	Face amount	Value
Corporate bonds—(continued)
Switzerland—2.9%
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	$500,000	$500,619
3.750%, due 03/26/25	500,000	528,756
Glencore Funding LLC 4.125%, due 03/12/24[1]	250,000	261,644
Viterra, Inc. 5.950%, due 08/01/20[1]	500,000	510,431
		1,801,450
United Kingdom—5.4%
Barclays PLC 4.337%, due 01/10/28	200,000	214,388
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29	500,000	563,109
BAT Capital Corp. 3.222%, due 08/15/24	500,000	511,000
HSBC Holdings PLC 2.950%, due 05/25/21	330,000	334,118
(fixed, converts to FRN on 03/11/24), 3.803%, due 03/11/25	250,000	262,256
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	216,383
Reynolds American, Inc. 3.250%, due 06/12/20	250,000	251,137
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23	425,000	445,096
Santander UK Group Holdings PLC 2.875%, due 08/05/21	500,000	504,659
		3,302,146
United States—76.6%
Abbott Laboratories 3.750%, due 11/30/26	74,000	80,803
AbbVie, Inc. 3.200%, due 11/21/29[1]	500,000	508,337
AEP Texas, Inc., Series G, 4.150%, due 05/01/49	375,000	414,850
Aetna, Inc. 3.500%, due 11/15/24	250,000	261,500
Allergan Funding SCS 3.450%, due 03/15/22	500,000	511,280
Amazon.com, Inc. 4.050%, due 08/22/47	500,000	586,510
American Express Co. 2.500%, due 07/30/24	500,000	505,433
Aon PLC 3.500%, due 06/14/24	140,000	146,722
Apple, Inc. 4.450%, due 05/06/44	500,000	608,253
AT&T, Inc. 2.950%, due 07/15/26	200,000	203,678
3.800%, due 02/15/27	100,000	106,488
4.350%, due 03/01/29	350,000	388,862
4.850%, due 03/01/39	250,000	287,666

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2019

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Bank of America Corp., MTN (fixed, converts to FRN on 07/23/29), 3.194%, due 07/23/30	$500,000	$516,535
4.450%, due 03/03/26	1,000,000	1,097,420
Berkshire Hathaway Energy Co. 5.150%, due 11/15/43	299,000	377,662
Biogen, Inc. 3.625%, due 09/15/22	300,000	312,088
Boeing Co./The 3.600%, due 05/01/34	125,000	133,686
BP Capital Markets America, Inc. 3.245%, due 05/06/22	500,000	515,877
Bristol-Myers Squibb Co. 3.550%, due 08/15/22[1]	500,000	519,389
4.125%, due 06/15/39[1]	250,000	287,826
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	250,000	259,414
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	360,000	458,228
Capital One Financial Corp. 4.200%, due 10/29/25	190,000	204,892
CF Industries, Inc. 3.450%, due 06/01/23	330,000	339,596
Charter Communications Operating LLC/Charter Communications Operating Capital 4.200%, due 03/15/28	250,000	266,195
5.050%, due 03/30/29	250,000	283,294
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[1]	500,000	514,629
Cigna Corp. 3.750%, due 07/15/23	500,000	524,038
4.900%, due 12/15/48	250,000	297,703
Citigroup, Inc. 4.450%, due 09/29/27	750,000	825,355
5.500%, due 09/13/25	415,000	474,071
Comcast Corp. 4.000%, due 03/01/48	500,000	554,264
4.600%, due 10/15/38	250,000	297,359
Consumers Energy Co. 4.350%, due 04/15/49	250,000	302,506
CVS Health Corp. 5.050%, due 03/25/48	500,000	590,741
Dominion Energy, Inc. 4.250%, due 06/01/28	500,000	552,550
DTE Energy Co. 2.950%, due 03/01/30	200,000	197,768
Duke Energy Indiana LLC 6.350%, due 08/15/38	193,000	273,593
Elanco Animal Health, Inc. 4.272%, due 08/28/23	250,000	263,917
Energy Transfer Operating LP 5.500%, due 06/01/27	500,000	561,528
Enterprise Products Operating LLC 4.050%, due 02/15/22	350,000	364,732
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
ERAC USA Finance LLC 3.850%, due 11/15/24[1]	$495,000	$523,652
FirstEnergy Corp., Series B, 3.900%, due 07/15/27	500,000	534,232
Fiserv, Inc. 3.500%, due 07/01/29	500,000	524,800
Five Corners Funding Trust 4.419%, due 11/15/23[1]	525,000	569,584
Florida Power & Light Co. 5.950%, due 02/01/38	70,000	97,650
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	750,000	780,629
General Mills, Inc. 3.150%, due 12/15/21	250,000	255,537
General Motors Co. 6.600%, due 04/01/36	240,000	282,726
General Motors Financial Co., Inc. 3.550%, due 04/09/21	750,000	764,115
Gilead Sciences, Inc. 4.750%, due 03/01/46	250,000	299,760
Goldman Sachs Group, Inc./The 3.850%, due 01/26/27	1,000,000	1,063,521
5.150%, due 05/22/45	100,000	122,583
5.750%, due 01/24/22	250,000	268,273
Harley-Davidson Financial Services, Inc. 3.350%, due 02/15/23[1]	250,000	255,594
Hartford Financial Services Group, Inc./The 5.950%, due 10/15/36	250,000	326,299
HCA, Inc. 5.000%, due 03/15/24	250,000	273,075
Healthpeak Properties, Inc. 4.250%, due 11/15/23	470,000	501,230
Hershey Co./The 3.125%, due 11/15/49	250,000	247,081
Hewlett Packard Enterprise Co. 3.600%, due 10/15/20[2]	500,000	505,658
Home Depot, Inc./The 4.500%, due 12/06/48	250,000	307,830
International Business Machines Corp. 3.450%, due 02/19/26[3]	305,000	324,836
International Lease Finance Corp. 5.875%, due 08/15/22	340,000	370,250
8.250%, due 12/15/20	500,000	528,566
JPMorgan Chase & Co. (fixed, converts to FRN on 10/15/29), 2.739%, due 10/15/30	300,000	299,570
3.300%, due 04/01/26	1,000,000	1,051,630
3.875%, due 09/10/24	440,000	470,703
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	260,000	270,959
Lennar Corp. 4.750%, due 05/30/25	220,000	236,500
Marsh & McLennan Cos., Inc. 4.200%, due 03/01/48	250,000	283,654

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2019

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Masco Corp. 3.500%, due 04/01/21	$110,000	$111,584
4.450%, due 04/01/25	170,000	185,025
McDonald's Corp. MTN 4.875%, due 12/09/45	250,000	300,500
MetLife, Inc. 4.050%, due 03/01/45	375,000	434,047
Microsoft Corp. 4.450%, due 11/03/45	270,000	337,057
Morgan Stanley 3.950%, due 04/23/27	1,000,000	1,071,730
Morgan Stanley, GMTN 4.000%, due 07/23/25	500,000	540,636
Morgan Stanley, MTN 4.100%, due 05/22/23	160,000	168,906
MPLX LP 4.875%, due 12/01/24	500,000	543,124
National Rural Utilities Cooperative Finance Corp. 4.400%, due 11/01/48	250,000	299,363
Netflix, Inc. 5.500%, due 02/15/22	230,000	243,513
NGPL PipeCo LLC 4.875%, due 08/15/27[1]	130,000	138,009
Noble Energy, Inc. 4.950%, due 08/15/47	125,000	138,178
Norfolk Southern Corp. 4.100%, due 05/15/49	250,000	275,400
NRG Energy, Inc. 3.750%, due 06/15/24[1]	50,000	51,659
Occidental Petroleum Corp. 4.850%, due 03/15/21	144,000	148,310
7.500%, due 05/01/31	145,000	188,527
Oracle Corp. 5.375%, due 07/15/40	130,000	168,551
Pfizer, Inc. 7.200%, due 03/15/39	160,000	250,794
Philip Morris International, Inc. 3.375%, due 08/15/29	500,000	524,319
PPL Capital Funding, Inc. 4.700%, due 06/01/43	500,000	557,633
Principal Financial Group, Inc. 4.625%, due 09/15/42	250,000	290,435
Prudential Financial, Inc., MTN 6.625%, due 06/21/40	110,000	154,286
San Diego Gas & Electric Co., Series TTT, 4.100%, due 06/15/49	150,000	165,511
Sherwin-Williams Co./The 4.500%, due 06/01/47	250,000	283,190
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	1,000,000	1,005,425
Southern Power Co. 4.150%, due 12/01/25	1,000,000	1,083,670
Southwest Airlines Co. 2.750%, due 11/16/22	500,000	507,439
	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Southwestern Public Service Co. 3.700%, due 08/15/47	$250,000	$262,533
Target Corp. 3.625%, due 04/15/46	250,000	272,613
TCI Communications, Inc. 7.875%, due 02/15/26	104,000	135,325
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[1]	110,000	124,728
Time Warner Cable LLC 7.300%, due 07/01/38	677,000	881,318
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	125,000	147,475
Toll Brothers Finance Corp. 4.875%, due 11/15/25[3]	200,000	218,000
Union Pacific Corp. 4.050%, due 11/15/45	140,000	151,949
United Technologies Corp. 6.050%, due 06/01/36	250,000	340,129
UnitedHealth Group, Inc. 2.875%, due 08/15/29	200,000	205,550
4.625%, due 07/15/35	170,000	206,067
Verizon Communications, Inc. 4.862%, due 08/21/46	1,000,000	1,237,632
Virginia Electric & Power Co. 3.450%, due 09/01/22	130,000	134,267
Walt Disney Co./The 4.950%, due 10/15/45	500,000	650,744
Wells Fargo & Co. 3.000%, due 10/23/26	500,000	511,956
Wells Fargo & Co., MTN 3.750%, due 01/24/24	500,000	528,106
Western Midstream Operating LP 5.500%, due 08/15/48	300,000	263,225
Weyerhaeuser Co. 4.000%, due 11/15/29	250,000	271,513
Williams Cos., Inc./The 4.300%, due 03/04/24	230,000	245,281
5.100%, due 09/15/45[3]	250,000	278,008
Zoetis, Inc. 4.450%, due 08/20/48	350,000	405,939
		46,756,914
Total corporate bonds (cost—$53,489,217)		56,896,469
Mortgage-backed securities—0.9%
United States—0.9%
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 1 mo. USD LIBOR + 3.000%, 4.740%, due 06/15/33[1,4] (cost—$550,000)	550,000	552,655
U.S. treasury obligations—0.8%
United States—0.8%
U.S. Treasury Bonds 2.375%, due 11/15/49 (cost—$512,427)	500,000	497,753

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2019

	Number of shares	Value
Short-term investments—2.7%
Investment companies—2.7%
State Street Institutional U.S. Government Money Market Fund (cost—$1,660,984)	1,660,984	$1,660,984
Investment of cash collateral from securities loaned—1.4%
Money market funds—1.4%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$849,513)	849,513	849,513
Total investments (cost—$57,362,125)—99.5%		60,757,736
Other assets in excess of liabilities—0.5%		296,446
Net assets—100.0%		$61,054,182

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 34.

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized (depreciation)
U.S. treasury futures buy contracts:
16	U.S. Treasury Note 10 Year Futures	March 2020	$2,073,773	$2,054,750	$(19,023)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Asset-backed securities	$—	$300,362	$—	$300,362
Corporate bonds	—	56,896,469	—	56,896,469
Mortgage-backed securities	—	552,655	—	552,655
U.S. treasury obligations	—	497,753	—	497,753
Short-term investments	—	1,660,984	—	1,660,984
Investment of cash collateral from securities loaned	—	849,513	—	849,513
Total	$—	$60,757,736	$—	$60,757,736
Liabilities
Futures contracts	$(19,023)	$—	$—	$(19,023)

At December 31, 2019, there were no transfers in or out of Level 3.

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2019

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $7,970,033, represented 13.1% of the Fund's net assets at period end.

2  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

3  Security, or portion thereof, was on loan at the period end.

4  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

SMA Relationship Trust

December 31, 2019

Portfolio acronyms:

ADR  American Depositary Receipt

AGC-ICC  Assured Guaranty Corporation—Insured Custody Certificates

AGM  Assured Guaranty Municipal

COP  Certificate of Participation

DAC  Designated Activity company

FRN  Floating Rate Note

GMTN  Global Medium Term Note

ETF  Exchange Traded Fund

FGIC  Financial Guaranty Insurance Corporation

GO  General Obligation

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

Counterparty abbreviations:

CIBC  Canadian Imperial Bank of Commerce

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSC  State Street Bank and Trust Co.

Currency abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

SMA Relationship Trust

December 31, 2019 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 to December 31, 2019.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, sales charges (loads), redemption fees or exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

*  Collectively refers to SMA Relationship Trust—Series G, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T.

SMA Relationship Trust

December 31, 2019 (unaudited)

	Beginning account value July 1, 2019	Ending account value December 31, 2019	Expenses paid during period* 07/01/19 to 12/31/19
Series G
Actual	$1,000.00	$1,094.20	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series M
Actual	1,000.00	1,020.60	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series T
Actual	1,000.00	1,043.70	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the ordinary operating expenses of each Fund (excluding extraordinary litigation expenses and any acquired fund fees and expenses).

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SMA Relationship Trust

Statement of assets and liabilities
December 31, 2019

	Series G	Series M
Assets:
Investments, at cost:
Unaffiliated issuers	$134,360,958	$241,390,451
Foreign currency	2,319,690	—
	$136,680,648	$241,390,451
Investments, at value:
Unaffiliated issuers[1]	$152,560,372	$252,172,344
Foreign currency	2,324,430	—
Cash collateral on futures	—	—
Due from broker	—	—
Receivable for fund shares sold	143,485	20,346
Receivable for dividends and interest	265,564	2,692,326
Receivable for foreign tax reclaims	351,710	—
Receivable from affiliate	297	1,089
Unrealized appreciation on forward foreign currency contracts	694,816	—
Total assets	156,340,674	254,886,105
Liabilities:
Payable for bank loan	—	1,417,384
Payable for cash collateral from securities loaned	3,256,020	—
Payable for fund shares redeemed	1,446	—
Payable for foreign withholding taxes and foreign capital gains taxes	11,895	—
Payable for variation margin on futures contracts	—	—
Unrealized depreciation on forward foreign currency contracts	194,919	—
Accrued expenses and other liabilities	—	1,089
Total liabilities	3,464,280	1,418,473
Net assets	$152,876,394	$253,467,632
Net assets consist of:
Beneficial interest	$178,687,760	$242,693,811
Distributable earnings (losses)	(25,811,366)	10,773,821
Net assets	$152,876,394	$253,467,632
Shares outstanding	14,864,632	21,903,100
Net asset value, offering and redemption proceeds per share	$10.28	$11.57

1  Includes $3,114,885; $0 and $830,904, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

SMA Relationship Trust

Series T
Assets:
Investments, at cost:
Unaffiliated issuers	$57,362,125
Foreign currency	—
$57,362,125
Investments, at value:
Unaffiliated issuers[1]	$60,757,736
Foreign currency	—
Cash collateral on futures	18,400
Due from broker	18,307
Receivable for fund shares sold	553,727
Receivable for dividends and interest	575,041
Receivable for foreign tax reclaims	581
Receivable from affiliate	—
Unrealized appreciation on forward foreign currency contracts	—
Total assets	61,923,792
Liabilities:
Payable for bank loan	—
Payable for cash collateral from securities loaned	849,513
Payable for fund shares redeemed	1,097
Payable for foreign withholding taxes and foreign capital gains taxes	—
Payable for variation margin on futures contracts	19,000
Unrealized depreciation on forward foreign currency contracts	—
Accrued expenses and other liabilities	—
Total liabilities	869,610
Net assets	$61,054,182
Net assets consist of:
Beneficial interest	$62,982,912
Distributable earnings (losses)	(1,928,730)
Net assets	$61,054,182
Shares outstanding	12,464,218
Net asset value, offering and redemption proceeds per share	$4.90

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of operations
For the year ended December 31, 2019

	Series G	Series M
Investment income:
Dividends	$4,742,039	$—
Interest	33,706	6,118,142
Securities lending	32,849	209
Foreign tax withheld	(435,770)	—
Total income	4,372,824	6,118,351
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,200,545)	1,676,537
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	(92,915)	—
Foreign currency transactions	360,178	—
Net realized gain (loss)	(1,933,282)	1,676,537
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	26,688,944	10,170,037
Futures contracts	—	—
Forward foreign currency contracts	367,678	—
Translation of other assets and liabilities denominated in foreign currency	8,320	—
Change in net unrealized appreciation (depreciation)	27,064,942	10,170,037
Net realized and unrealized gain (loss)	25,131,660	11,846,574
Net increase (decrease) in net assets resulting from operations	$29,504,484	$17,964,925

SMA Relationship Trust

Series T
Investment income:
Dividends	$—
Interest	2,293,962
Securities lending	1,865
Foreign tax withheld	—
Total income	2,295,827
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	689,564
Futures contracts	(139,332)
Swap agreements	12
Forward foreign currency contracts	—
Foreign currency transactions	—
Net realized gain (loss)	550,244
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,687,310
Futures contracts	24,271
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	—
Change in net unrealized appreciation (depreciation)	5,711,581
Net realized and unrealized gain (loss)	6,261,825
Net increase (decrease) in net assets resulting from operations	$8,557,652

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of changes in net assets

	Series G		Series M
	For the years ended December 31,		For the years ended December 31,
	2019	2018	2019	2018
From operations:
Net investment income (loss)	$4,372,824	$4,105,583	$6,118,351	$5,939,170
Net realized gain (loss)	(1,933,282)	8,651,984	1,676,537	332,658
Net change in unrealized appreciation (depreciation)	27,064,942	(34,711,527)	10,170,037	(3,304,132)
Net increase (decrease) in net assets resulting from operations	29,504,484	(21,953,960)	17,964,925	2,967,696
Total distributions	(5,242,931)	(3,001,963)	(7,370,959)	(5,904,929)
From beneficial interest transactions:
Proceeds from shares sold	22,093,221	30,012,609	30,380,245	57,405,899
Cost of shares redeemed	(19,340,837)	(22,863,254)	(24,721,554)	(48,493,242)
Net increase (decrease) in net assets resulting from beneficial interest transactions	2,752,384	7,149,355	5,658,691	8,912,657
Net increase (decrease) in net assets	27,013,937	(17,806,568)	16,252,657	5,975,424
Net assets:
Beginning of year	125,862,457	143,669,025	237,214,975	231,239,551
End of year	$152,876,394	$125,862,457	$253,467,632	$237,214,975

SMA Relationship Trust

	Series T
	For the years ended December 31,
	2019	2018
From operations:
Net investment income (loss)	$2,295,827	$2,610,845
Net realized gain (loss)	550,244	430,727
Net change in unrealized appreciation (depreciation)	5,711,581	(3,561,993)
Net increase (decrease) in net assets resulting from operations	8,557,652	(520,421)
Total distributions	(2,302,474)	(3,479,394)
From beneficial interest transactions:
Proceeds from shares sold	14,992,059	25,851,737
Cost of shares redeemed	(18,907,607)	(38,082,423)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(3,915,548)	(12,230,686)
Net increase (decrease) in net assets	2,339,630	(16,230,501)
Net assets:
Beginning of year	58,714,552	74,945,053
End of year	$61,054,182	$58,714,552

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Years ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.64	$10.39	$8.23	$8.32	$8.93
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.29	0.25	0.22	0.20
Net realized and unrealized gain (loss)	1.69	(1.83)	2.20	(0.01)[2]	(0.73)
Net increase from payment by Advisor	—	—	0.00[3]	—	—
Net increase (decrease) from investment operations	1.99	(1.54)	2.45	0.21	(0.53)
Dividends/distributions:
From net investment income	(0.35)	(0.21)	(0.29)	(0.30)	(0.08)
Net asset value, end of year	$10.28	$8.64	$10.39	$8.23	$8.32
Total investment return[4]	23.10%	(14.77)%	30.02%[5]	2.40%	(5.94)%
Ratios to average net assets:
Net investment income	3.10%	2.86%	2.62%	2.66%	2.26%
Supplemental data:
Net assets, end of year (000's)	$152,876	$125,862	$143,669	$150,487	$143,121
Portfolio turnover	49%	37%	45%	67%	52%

1  Calculated using the average shares method.

2  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder pay on Fund dividends/distributions or the redemption of Fund shares.

5  During the period ended December 31, 2017, the Advisor reimbursed the Fund $11,384 for a trading error, it had no impact on the Fund's total return.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Years ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.07	$11.22	$11.01	$11.23	$11.05
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.27	0.28	0.30	0.32
Net realized and unrealized gain (loss)	0.56	(0.15)	0.21	(0.22)	0.18
Net increase (decrease) from investment operations	0.84	0.12	0.49	0.08	0.50
Dividends/distributions:
From net investment income	(0.28)	(0.27)	(0.28)	(0.30)	(0.32)
From net realized gains	(0.06)	—	—	—	—
Net asset value, end of year	$11.57	$11.07	$11.22	$11.01	$11.23
Total investment return[2]	7.66%	1.12%	4.52%	0.68%	4.61%
Ratios to average net assets:
Net investment income	2.47%	2.48%	2.52%	2.62%	2.90%
Supplemental data:
Net assets, end of year (000's)	$253,468	$237,215	$231,240	$243,791	$237,035
Portfolio turnover	39%[3]	24%[3]	40%	76%	68%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Effective with the period ended December 31, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Years ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$4.42	$4.67	$4.60	$4.58	$4.72
Income (loss) from investment operations:
Net investment income (loss)[1]	0.17	0.16	0.15	0.12	0.11
Net realized and unrealized gain (loss)	0.49	(0.19)	0.12	0.05	(0.10)
Net increase (decrease) from investment operations	0.66	(0.03)	0.27	0.17	0.01
Dividends/distributions:
From net investment income	(0.18)	(0.22)	(0.20)	(0.15)	(0.15)
Net asset value, end of year	$4.90	$4.42	$4.67	$4.60	$4.58
Total investment return[2]	15.04%	(0.59)%[3]	5.95%	3.69%	0.19%
Ratios to average net assets:
Net investment income	3.69%	3.70%	3.25%	2.56%	2.30%
Supplemental data:
Net assets, end of year (000's)	$61,054	$58,715	$74,945	$95,163	$107,494
Portfolio turnover	32%	55%	488%	996%	957%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the period, the Fund recorded a gain of $1,624,085 from an affiliated fund that was previously liquidated. If this gain had been excluded, the total return would have been (3.27)%.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act"), currently offering multiple series representing separate investment portfolios.

The Trust has three series available for investment, each having its own investment objectives and policies: Series G, Series M and Series T (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of SMA Relationship Trust—Series M, which is classified as non-diversified for purposes of the 1940 Act. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is maximum total return, consisting of income and capital appreciation. Series T pursues its investment objective by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods beginning after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

SMA Relationship Trust

Notes to financial statements

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

SMA Relationship Trust

Notes to financial statements

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

SMA Relationship Trust

Notes to financial statements

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

SMA Relationship Trust

Notes to financial statements

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time.

SMA Relationship Trust

Notes to financial statements

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on

SMA Relationship Trust

Notes to financial statements

its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At December 31, 2019, the Funds did not hold any options written.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: The Funds, except Series M, may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

SMA Relationship Trust

Notes to financial statements

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are financial instru-

SMA Relationship Trust

Notes to financial statements

ments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge

SMA Relationship Trust

Notes to financial statements

accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2019.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2019 is reflected in the Statement of assets and liabilities.

At December 31, 2019, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Foreign exchange risk	Total
Series G
Forward foreign currency contracts	$694,816	$694,816

Liability derivatives2

	Foreign exchange risk	Total
Series G
Forward foreign currency contracts	$(194,919)	$(194,919)

During the year ended December 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Foreign exchange risk	Total
Series G
Net realized gain (loss)[3]
Forward foreign currency contracts	$(92,915)	$(92,915)
Change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$367,678	$367,678

Table footnotes begin on page 57

SMA Relationship Trust

Notes to financial statements

At December 31, 2019, the Fund had the following derivatives categorized by underlying risk:

Liability derivatives2

	Interest rate risk	Total
Series T
Futures contracts	$(19,023)	$(19,023)

During the year ended December 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Total
Series T
Net realized gain (loss)[3]
Futures contracts	$(139,332)	$(139,332)
Swap agreements	12	12
Total net realized gain (loss)	$(139,320)	$(139,320)
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$24,271	$24,271

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts, and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts, and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

SMA Relationship Trust

Notes to financial statements

At December 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

Series G

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$694,816	$(194,919)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$694,816	$(194,919)

The following tables present Series G's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by Sereis G as of the year end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CIBC	$26,696	$—	$—	$26,696
JPMCB	1,869	—	—	1,869
MSCI	177,888	—	—	177,888
SSC	488,363	(159,708)	—	328,655
Total	$694,816	$(159,708)	$—	$535,108
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
GSI	$(7,797)	$—	$—	$(7,797)
HSBC	(27,414)	—	—	(27,414)
SSC	(159,708)	159,708	—	—
Total	$(194,919)	$159,708	$—	$(35,211)

At December 31, 2019, Series T's derivative assets and liabilities were not subject to MNAs.

Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Funds) pays all ordinary operating expenses, interest expense, and commitment fees (i.e., bank line of credit facility fees), excluding extraordinary litigation expenses and any acquired fund fees and expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended December 31, 2019, if any, have been included near the end of each Fund's Portfolio of investments.

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at

SMA Relationship Trust

Notes to financial statements

least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in each Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Funds' lending agent.

At December 31, 2019, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Funds	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
SMA Relationship Trust—Series G	$3,114,885	$3,256,020	$—	$3,256,020	US Treasury Notes and US Treasury Bills
SMA Relationship Trust—Series T	830,904	849,513	—	849,513	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at December 31, 2019 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total amount of recognized liabilities for securities
Fund	Equity securities	Corporate bonds	lending transactions
SMA Relationship Trust—Series G	$3,256,020	$—	$3,256,020
SMA Relationship Trust—Series T	—	849,513	849,513

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the

SMA Relationship Trust

Notes to financial statements

Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the year ended December 31, 2019, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense*	Weighted average annualized interest rate
Series G	$3,832,992	1	$297	2.792%
Series M	1,795,030	10	1,468	2.944

*  Interest expense is the responsibility of the Advisor. At December 31, 2019, Series G and Series M had a receivable from the Advisor of $297 and $1,089, respectively for interest expense paid on behalf of the Advisor.

At December 31, 2019, Series M had an outstanding borrowing of $1,417,384.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2019, there were no recaptured commissions.

Purchases and sales of securities

For the year ended December 31, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases		Sales
Series G	$67,828,842		$66,994,580
Series M	89,907,380	*	90,607,300	*
Series T	19,011,860		23,269,850

*  The calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2019
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series G	2,329,313	(2,023,926)	305,387
Series M	2,646,762	(2,164,413)	482,349
Series T	3,151,674	(3,966,857)	(815,183)

SMA Relationship Trust

Notes to financial statements

	Year ended December 31, 2018
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series G	3,065,697	(2,327,910)	737,787
Series M	5,225,966	(4,409,819)	816,147
Series T	5,813,042	(8,595,195)	(2,782,153)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2019 and December 31, 2018 were as follows:

	2019
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series G	$—	$5,242,931	$—	$5,242,931
Series M	6,058,162	85,262	1,227,535	7,370,959
Series T	—	2,302,474	—	2,302,474
	2018
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series G	$—	$3,001,963	$—	$3,001,963
Series M	5,787,999	116,930	—	5,904,929
Series T	—	3,479,394	—	3,479,394

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2019 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
Series G	$135,295,606	$21,022,624	$(3,784,100)	$17,238,524
Series M	241,390,451	10,896,703	(114,810)	10,781,893
Series T	57,364,041	3,500,454	(106,759)	3,393,695

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives, mark-to-market of passive foreign investment companies.

SMA Relationship Trust

Notes to financial statements

At December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
Series G	$—	$687,237	$(43,736,887)	$17,238,524	$(240)	$(25,811,366)
Series M	15,222	—	(23,294)	10,781,893	—	10,773,821
Series T	—	2,994	(5,325,420)	3,393,695	1	(1,928,730)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Post-enactment loss incurred that will be carried forward indefinitely are as follows:

Fund	Short-term losses	Long-term losses	Total
Series G	$40,255,457	$3,481,430	$43,736,887
Series T	1,206,099	4,119,321	5,325,420

During the fiscal year, the following Funds utilized capital loss carryforwards to offset current capital gains:

Fund	Amount
Series M	$472,296
Series T	574,515

For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(losses) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2019, there were no permanent differences requiring a reclassification.

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2019, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of
SMA Relationship Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SMA Relationship Trust (the "Trust") (comprising SMA Relationship Trust—Series G, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T (collectively referred to as the "Funds")), including the portfolio of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising SMA Relationship Trust at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
February 28, 2020

SMA Relationship Trust

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gains	Foreign tax credit
Series G	$—	$—	$333,471
Series M	—	1,227,535	—

Also, for the fiscal year ended December 31, 2019, the foreign source income for information reporting purposes for Series G was $4,724,647.

For the taxable year ended December 31, 2019, Series G designated $3,635,469 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in each of the Funds.

SMA Relationship Trust

General information (unaudited)

Quarterly portfolio schedule

The Funds filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended December 31 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Supplemental information (unaudited)

Trustee and officer information

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Independent Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Adela Cepeda; 61 c/o Keith Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda was a managing director at PFM Financial Advisors LLC (from 2016-2019). From 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

Abbie J. Smith; 66 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely III, Faculty Fellow in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and also a chair of the audit committee (since 2019), Ms. Smith was also chair (until 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 Portfolios).

SMA Relationship Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Frank K. Reilly; 84 c/o Keith Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Chairman and Trustee	Since 2003	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidaries of Discover Financial Services, and Mr. Reilly is chairman of the audit and risk committee for both banks.

J. Mikesell Thomas; 69 c/o Keith Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is an advisory member with the investment firm Castle Creek Capital (since 2008) and president and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former president and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Thomas is a director and member, (since 2016) of the audit committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012–2015), a member of the audit committee (2012–2015) and chairman of the investment and finance committees (2014–2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

SMA Relationship Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 51	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. (UBS AM—"Americas region"). She is vice president and assistant treasurer of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 41	Vice President	2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 62	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively

Mr. Kemper is a managing director (since 2006) and senior legal counsel (since October 2019) (prior to which he was Interim Head of Compliance and Operational Risk Control (from June 2019 through September 2019) and general counsel of UBS AM—Americas region (from 2004-Mar 2019). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 51	Vice President, Treasurer, and Principal Accounting Officer	Since 2006 and 2017, respectively

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun*; 41	President	Since 2018

Mr. Lasun is an executive director and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 63 portfolios) for which UBS AM serves as investment advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
William Lawlor**; 32	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2013). Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 63 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 53	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino***; 60	Chief Compliance Officer	Since 2018

Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 12 investment companies (consisting of 68 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders**; 54	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 35	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director (effective March 2019, prior to which he was a director) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region Mr. Stacey was a legal associate with the Chicago-based investment manager of HFR Asset Management, LLC from 2009 through January 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 63 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 58	Vice President and Secretary	Since 2004 and March 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

***  This person's business address is 787 Seventh Avenue, New York, NY 10019.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

Trustees

Frank K. Reilly
Chairman

Adela Cepeda

Abbie J. Smith

J. Mikesell Thomas

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©2020 UBS Asset Management (Americas), Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S303

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $107,428 (audit fee + N-1a fee) and $114,328, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $5,675 (semi annual fee) and $7,568, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2019 and 2018 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $19,378 and $17,217 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns, assistance with excise tax distribution requirements and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2019 and December 31, 2018, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended December 31, 2019, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate fees billed by E&Y of $289,293 and $222,025, respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2019	2018
Covered Services	$25,053	$24,785
Non-Covered Services	$264,240	$197,240

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 09, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 09, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 09, 2020